UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: September 12, 2016

ANADARKO PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8968	76-0146568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

(Address of principal executive offices)

Registrant’s telephone number, including area code (832) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 12, 2016, Anadarko Petroleum Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, relating to the public offering of 35,250,000 shares of the Company’s common stock, $0.10 par value (the “Common Stock”). On September 13, 2016, the Underwriter exercised in full its option to purchase 5,287,500 additional shares, bringing the total offering to 40,537,500 shares of Common Stock (the “Shares”). The Company expects the net proceeds from the offering to be approximately $2,157.3 million, after deducting estimated fees and expenses. The Company intends to use the net proceeds from the offering to fund the net purchase price for the acquisition of certain interests in oil and gas properties located in the deepwater Gulf of Mexico, and the remaining net proceeds will be used for general corporate purposes. If the acquisition is not consummated, all of the net proceeds will be used for general corporate purposes.

The offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-213104), which became effective upon filing with the Securities and Exchange Commission on August 12, 2016. A legal opinion relating to the validity of the Shares is filed herewith as Exhibit 5.1.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Relationships

The underwriter and certain of its affiliates have provided from time to time, and may provide in the future, investment and commercial banking and financial advisory services to us and our affiliates in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

1.1	Underwriting Agreement, dated September 12, 2016, by and between the Company and J.P. Morgan Securities LLC.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2016

ANADARKO PETROLEUM CORPORATION
(Registrant)

By:	/s/ Amanda M. McMillian
Amanda M. McMillian
Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Document

1.1	Underwriting Agreement, dated September 12, 2016, by and between the Company and J.P. Morgan Securities LLC.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included as part of Exhibit 5.1).

4